UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 26, 2007

                       WINDSWEPT ENVIRONMENTAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                    0-17072                      11-2844247
---------------------------        -----------               -------------------
State or other jurisdiction        (Commission                  (IRS Employer
     of incorporation)             File Number)              Identification No.)

    895 Waverly Avenue, Holtsville, New York                       11706
   ------------------------------------------                    ---------
    (Address of principal executive offices)                     (Zip Code)

                                 (631) 289-5500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02   Results of Operations and Financial Condition.

      On November 26, 2007, Windswept Environmental Group, Inc. (the "Company") issued a press release announcing it expects to file its Form 10-Q for the quarter ended September 30, 2007 within the next fifteen days. The Company stated that the delay in its filing the Form 10-Q is as a result of a change of the Company's controller and other personnel in its accounting department. The Company also announced anticipated revenues for the quarter ended September 30, 2007.

      A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

      The information in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.


Item 9.01   Financial Statements and Exhibits

(d)   Exhibits

99.1  Press Release, dated November 26, 2007


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        WINDSWEPT ENVIRONMENTAL GROUP, INC.


                                        By: /s/ Arthur J. Wasserspring
                                            ------------------------------------
                                                Arthur J. Wasserspring,
                                                Chief Financial Officer


Date: November 26, 2007



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